UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 11, 2008


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-33002                 02-08087887
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 13, 2008, the Company issued a press release announcing its financial results for the Company's fourth quarter and full year ended December 31, 2007 and forward looking financial expectations. The Company also conducted a conference call to discuss its operating results and outlook. A copy of the press release, containing certain typographical corrections as noted therein, is furnished herewith as Exhibit 99.1. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K under this Item 2.02, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.



ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 11, 2008, the Compensation Committee (the "Compensation Committee") of the Board of Directors of the Company (the "Board of Directors") met to review annual incentive awards under the 2007 Management Incentive Plan (the "Plan") for the fiscal year ended December 31, 2007. On such date, the Compensation Committee (1) approved annual incentive awards for certain Plan participants who were previously considered executive officers but who are no longer considered executive officers of the Company, including Messrs. Ahmad and Lazzouni, and (2) recommended for approval to the Board of Directors annual incentive awards for the Company's current executive officers, including without limitation Messrs. LaPenta and DePalma, as described below. On February 12, 2008, the Board of Directors approved the recommended awards for current executive officers of the Company, including without limitation Messrs. LaPenta and DePalma. Each of Messrs. LaPenta, DePalma, Ahmad and Lazzouni was named in the Compensation Discussion & Analysis section of the Company's Proxy Statement for the 2007 Annual Meeting of Stockholders (each, a "named executive officer"). The actions of the Compensation Committee and the Board of Directors taken on February 11, 2008 and February 12, 2008, respectively, with respect to the named executive officers are summarized below.

ROBERT V. LAPENTA, PRESIDENT AND CHIEF EXECUTIVE OFFICER The Compensation Committee recommended and the Board of Directors approved a 2007 incentive award in the amount of $275,000 in favor or Mr. LaPenta, to be paid in 20,755 fully vested shares of common stock of the Company. In accordance with the terms of his employment agreement, Mr. Penta has elected to defer receipt of the shares of common stock until April 1, 2013 or his earlier death, disability or termination of employment, or the occurrence of a change of control, each as defined consistently with Section 409(A) of the Internal Revenue Code of 1086, as amended.

JAMES DEPALMA, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER The Compensation Committee recommended, and the Board of Directors approved a 2007 incentive award in the amount of $150,000 in favor of Mr. DePalma, to be


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paid in 11,321 fully vested shares of common stock of the Company. In accordance with the terms of his employment agreement, Mr. DePalma has elected to defer receipt of the shares of common stock until April 1, 2013 or his earlier death, disability or termination of employment, or the occurrence of a change of control, each as defined consistently with Section 409(A) of the Internal
Revenue Code of 1086, as amended.

IFTIKHAR A. AHMAD, SENIOR VICE PRESIDENT OF SECURE CREDENTIALS, VIISAGE DIVISION The Compensation Committee approved Mr. Ahmad's fiscal year 2007 incentive award of $81,000.

MOHAMED LAZZOUNI, SENIOR VICE PRESIDENT, VIISAGE DIVISION The Compensation Committee approved Mr. Lazzouni's fiscal year 2007 incentive award of $60,000.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                             Description
-----------                             -----------

Exhibit 99.1 Press release dated February 13, 2008, titled "L-1 Identity Solutions Reports Fourth Quarter and Full Year 2007 Financial Results".

Exhibit 99.2 Transcript of conference call conducted by the Company on February 13, 2008.
















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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2007
                                          L-1 IDENTITY SOLUTIONS, INC.


                                          By:   /s/  Mark S. Molina
                                             -----------------------------
                                             Mark S. Molina
                                             Executive Vice President, Chief
                                             Legal Officer and Secretary






















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                                  EXHIBIT INDEX



Exhibit No.                             Description
-----------                             -----------

Exhibit 99.1 Press release dated February 13, 2008, titled "L-1 Identity Solutions Reports Fourth Quarter and Full Year 2007 Financial Results".

Exhibit 99.2 Transcript of conference call conducted by the Company on February 13, 2008.

























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